UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2006
Commission File Number: 1-5273-1
Sterling Bancorp
(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEMS 2.02 AND 7.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

ITEMS 2.02 AND 7.01
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

ITEMS 2.02 AND 7.01
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
On January 31, 2006 the Company announced its financial results for the quarter and fiscal year ended December 31, 2005. The Company’s press release announcing these results and containing certain other information is included as Exhibit 99.1
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits
99.1	Press release dated January 31, 2006. The press release is furnished pursuant to Items 2.02 and 7.01, except that the unaudited consolidated balance sheet as of December 31, 2005 and unaudited consolidated statements of income, comprehensive income and changes in shareholders’ equity for the three and twelve months ended December 31, 2005 on pages 8, 9 and 10 of the press release shall be deemed “filed” for purposes of the Securities Exchange Act of 1934 rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: February 1, 2006

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number
99.1	Press Release dated January 31, 2006